Putnam VT Focused International Equity Fund
The fund's portfolio
9/30/24 (Unaudited)

COMMON STOCKS (94.9%)(a)
	Shares	Value
Banks (7.3%)
AIB Group PLC (Ireland)	932,619	$5,342,331
HDFC Bank, Ltd. (India)	329,259	6,780,867

		12,123,198
Broadline retail (5.5%)
Alibaba Group Holding, Ltd. (China)	375,800	4,993,922
Prosus NV (China)	95,821	4,187,593

		9,181,515
Capital markets (2.6%)
London Stock Exchange Group PLC (United Kingdom)	31,718	4,342,542

		4,342,542
Diversified telecommunication services (6.7%)
Cogeco Communications, Inc. (Canada)	119,246	6,304,181
Liberty Global, Ltd. Class A (United Kingdom)(NON)	232,769	4,913,754

		11,217,935
Entertainment (3.5%)
Universal Music Group NV (Netherlands)(S)	224,474	5,872,511

		5,872,511
Food products (2.1%)
Ottogi Corp. (South Korea)	10,634	3,460,438

		3,460,438
Health care equipment and supplies (2.1%)
Sonova Holding AG (Switzerland)	9,639	3,471,924

		3,471,924
Health care technology (1.8%)
CompuGroup Medical SE & Co. KGaA (Germany)	188,492	2,984,428

		2,984,428
Household durables (8.9%)
Berkeley Group Holdings PLC (The) (United Kingdom)	72,054	4,557,516
Persimmon PLC (United Kingdom)	252,758	5,562,159
Sony Group Corp. (Japan)	230,000	4,468,344

		14,588,019
Industrial conglomerates (4.1%)
Hikari Tsushin, Inc. (Japan)	21,200	4,721,653
SK Square Co., Ltd. (South Korea)(NON)	34,761	2,145,892

		6,867,545
Insurance (3.9%)
Admiral Group PLC (United Kingdom)	175,172	6,529,536

		6,529,536
Interactive media and services (5.1%)
Alphabet, Inc. Class C	38,473	6,432,301
Rightmove PLC (United Kingdom)	249,122	2,059,360

		8,491,661
IT Services (2.3%)
Tata Consultancy Services, Ltd. (India)	75,585	3,848,673

		3,848,673
Oil, gas, and consumable fuels (5.0%)
Canadian Natural Resources, Ltd. (Canada)	130,202	4,323,540
International Petroleum Corp. (Canada)(NON)	336,978	4,006,963

		8,330,503
Passenger airlines (5.0%)
Ryanair Holdings PLC ADR (Ireland)(S)	185,730	8,391,281

		8,391,281
Personal care products (1.9%)
Unilever PLC (United Kingdom)	47,523	3,081,072

		3,081,072
Pharmaceuticals (6.2%)
AstraZeneca PLC (United Kingdom)	21,199	3,302,516
Bayer AG (Germany)	95,674	3,236,814
Sanofi SA (France)	32,575	3,750,658

		10,289,988
Semiconductors and semiconductor equipment (6.8%)
ASML Holding NV (Netherlands)	4,048	3,367,369
Japan Material Co., Ltd. (Japan)	247,300	3,218,428
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	158,000	4,764,352

		11,350,149
Software (5.7%)
Constellation Software, Inc. (Canada)	2,917	9,490,035

		9,490,035
Technology hardware, storage, and peripherals (3.1%)
Samsung Electronics Co., Ltd. (Preference) (South Korea)	133,503	5,184,841

		5,184,841
Trading companies and distributors (5.3%)
ITOCHU Corp. (Japan)	164,000	8,838,788

		8,838,788

Total common stocks (cost $120,741,428)		$157,936,582

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value
Constellation Software, Inc. (Canada)(F)	8/22/28	$0.00	4,372	$—

Total warrants (cost $—)				$—

SHORT-TERM INVESTMENTS (11.2%)(a)
	Shares	Value
Putnam Cash Collateral Pool, LLC 5.13%(AFF)	8,715,669	$8,715,669
Putnam Short Term Investment Fund Class P 5.04%(AFF)	10,002,924	10,002,924

Total short-term investments (cost $18,718,593)		$18,718,593
TOTAL INVESTMENTS

Total investments (cost $139,460,021)		$176,655,175

	Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2024 through September 30, 2024 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's investment manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $166,472,373.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/23	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 9/30/24
	Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$—	$46,371,668	$37,655,999	$165,827	$8,715,669
	Putnam Short Term Investment Fund Class P‡	6,449,682	32,686,061	29,132,819	219,111	10,002,924

	Total Short-term investments	$6,449,682	$79,057,729	$66,788,818	$384,938	$18,718,593
	* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company that is managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
	# At the close of the reporting period, the fund received cash collateral of $8,715,669 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $8,486,782.
	‡ Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
	DIVERSIFICATION BY COUNTRY
	Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
	United Kingdom	20.4%
	Canada	14.4
	Japan	12.7
	United States	9.8
	Ireland	8.2
	South Korea	6.4
	India	6.3
	Netherlands	5.5
	China	5.5
	Germany	3.7
	Taiwan	2.8
	France	2.2
	Switzerland	2.1

	Total	100.0%
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees (Trustees). The Trustees have formed a Pricing Committee to oversee the implementation of these procedures. Under compliance policies and procedures approved by the Trustees, the Trustees have designated the fund’s investment manager as the valuation designee and has responsibility for oversight of valuation. The investment manager is assisted by the fund’s administrator in performing this responsibility, including leading the cross-functional Valuation Committee (VC). The VC is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Trustees.
	Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at the average of the last reported bid and ask prices, the“mid price”, and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. When reliable prices are not readily available for equity securities, such as when the value of a security has been affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund will fair value these securities as determined in accordance with procedures approved by the Trustees. This may include using an independent third-party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time). These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that the fund’s investment manager does not believe accurately reflects the security's fair value, the security will be valued at fair value by the fund’s investment manager, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$17,650,236	$7,931,871	$—
Consumer discretionary	4,187,593	19,581,941	—
Consumer staples	—	6,541,510	—
Energy	4,323,540	4,006,963	—
Financials	—	22,995,276	—
Health care	—	16,746,340	—
Industrials	8,391,281	15,706,333	—
Information technology	9,490,035	20,383,663	—

Total common stocks	44,042,685	113,893,897	—
Warrants	—	—	—**
Short-term investments	—	18,718,593	—

Totals by level	$44,042,685	$132,612,490	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
** The value amounts to less than one rounded dollar.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Warrants (number of warrants)	4,372
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnam.com